UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2012

BRIGHTPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-12845	35-1778566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7635 Interactive Way, Suite 200, Indianapolis, Indiana		46278
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 707-2355

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory arrangements of certain officers.

On February 10, 2012, upon the recommendation of the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Board took the following actions regarding its named executive officers’, including its Chief Executive Officer’s, compensation for fiscal years 2011 and 2012:

A. Award of 2011 Performance-Based Cash Bonuses and Performance-Based Equity Awards:

Pursuant to the terms of the 2011 Executive Bonus and Equity Program (the “2011 Program”), the two components of the target award for both the performance-based cash bonus award and the performance based equity bonus award are pre-determined financial and strategic goals.

The cash bonus that a named executive officer could earn under the 2011 Program is determined based upon achievement of the predetermined financial and strategic goals. Each named executive officer, excluding the Chief Executive Officer, may earn: (1) between zero and twenty-five percent (25%) of base salary depending on the achievement of pre-determined strategic goals; and (2) between zero and thirty-seven and one half percent (37.5%) (with a target of twenty-five percent (25%) of base salary) of base salary depending on the achievement of Company and/or regional goals with respect to adjusted income from continuing operations (AICO). The regional Presidents’ financial goals are based upon the Company achieving its overall goal of adjusted income from continuing operations (weighted at seventy-five percent (75%) of the financial goal) and on whether the regional President’s specific region achieves its goal of adjusted income from continuing operations (weighted at twenty-five percent (25%) of the financial goal). Achievement of financial goals by all corporate named executive officers, other than regional Presidents, is based solely on whether the Company achieves its overall target for adjusted income from continuing operations without regard to regional performance. The cash bonus that the Chief Executive Officer may earn is 1) between zero and fifty percent (50%) of base salary depending on the achievement of pre-determined strategic goals and (2) between zero and seventy-five percent (75%) (with a target of fifty percent (50%) of base salary) of base salary depending on the achievement of the Company’s goal with respect to adjusted income from continuing operations.

The Committee determined that the Company achieved the maximum performance criteria for the financial metrics associated with the Company-wide financial component of the cash bonus program resulting in 150% of the target award being earned. The Committee also determined that the Asia-Pacific (“APAC”) region achieved the maximum performance with respect to the regional financial component of the cash bonus program resulting in 150% of the target award for the regional financial component of the cash bonus program and that the Americas and Europe, Middle East and Africa (“EMEA”) regions achieved performance resulting in 100% of the target award for the regional financial component of the cash bonus program. Finally, the Committee also determined that 100% of the strategic goals were achieved resulting in 100% of the target award for the strategic component of the cash bonus program being earned. Since these financial and strategic goals were achieved, the Committee also determined that the Company’s named executive officers should each receive 100% of his potential performance based equity, which was granted as restricted stock units (“RSUs”) under the Company’s 2004 Long-Term Incentive Plan, as amended (the “Plan”).

The following table sets forth the performance-based cash and equity bonus awards for 2011:

Named Executive Officer (2)	Performance Goal Achievement Cash Bonus for Fiscal Year 2011		Performance Goal Achievement RSUs Awarded for Fiscal 2011 (1)
Robert J. Laikin, Chairman of the Board and Chief Executive Officer		$1,237,500	195,035
J. Mark Howell, President, Americas		$385,938	76,832
Vincent Donargo, Executive Vice President, Chief Financial Officer and Treasurer (3)		$260,938	16,844
R. Bruce Thomlinson, President Asia Pacific	AUS$	421,875	79,787
Anurag Gupta President, Europe, Middle East and Africa		$326,563	65,012

(1)	The performance-based RSUs earned will vest as to one-third each on February 11, 2012, February 11, 2013, and February 11, 2014.
(2)	Anthony W. Boor left his position as the Company’s Executive Vice President and Chief Financial Officer on May 10, 2011 and he did not earn a cash or equity bonus award for 2011.
(3)	Vincent Donargo assumed the role of Executive Vice President and Chief Financial Officer on May 10, 2011. His equity opportunity, originally granted in February 2011, was based upon his previous salary and target equity opportunity.

B. 2012 Compensation.

As a result of the continued strong efforts of the named executive officers and their ongoing contributions to the Company’s success, the Board voted to increase the base salary for all named executive officers, excluding the Chief Executive Officer who requested that his salary remain unchanged for 2012. The base salary effective in 2012 for each of the Company’s named executive officers is set forth below:

EXECUTIVE OFFICER	REVISED BASE SALARY
Robert J. Laikin, Chairman of the Board and Chief Executive Officer		$990,000
J. Mark Howell, President, Americas		$660,000
Vincent Donargo, Executive Vice President, Chief Financial Officer and Treasurer		$500,000
R. Bruce Thomlinson, President, Asia Pacific	AUS $	685,000
Anurag Gupta President, Europe, Middle East and Africa		$650,000

The Committee recommended approval of and the Board approved the 2012 Executive Bonus and Equity Program (the “2012 Program”). The 2012 Program will continue to use adjusted income from continuing operations as the Financial Target metric (comprising 60% of the total bonus and equity opportunity) and will evaluate the achievement of certain strategic goals, as set forth in the 2012 Program, as the Strategic Target goals to determine cash and equity bonus payments (40% of the total bonus and equity opportunity). The target bonus opportunities available to the named executive officers under the 2012 Program are as follows:

Executive Officer	Target Bonus Opportunity	Strategic Milestones(1)	From 75% to 99% of Operating Plan Goal: 50% of AICO Target Opportunity (2)	AICO from 100% to 124% of Operating Plan Goal: 100% of AICO Target Opportunity (2)	AICO of 125% of Operating Plan Goal: 150% of AICO Target Opportunity (2)
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	100% of Base Salary - $990,000	Bonus Opportunity: $396,000	Bonus Opportunity: $297,000	Bonus Opportunity: $594,000	Bonus Opportunity: $891,000

Vincent Donargo, Executive Vice President, Chief Financial Officer & Treasurer	50% of Base Salary - $250,000	Bonus Opportunity: $100,000	Bonus Opportunity: $75,000	Bonus Opportunity: $150,000	Bonus Opportunity: $225,000

J. Mark Howell, President, Americas	50% of Base Salary - $330,000	Bonus Opportunity: $132,000	Bonus Opportunity: $99,000	Bonus Opportunity: $198,000	Bonus Opportunity: $297,000

R. Bruce Thomlinson, President, Asia Pacific	50% of Base Salary - AUS$342,500	Bonus Opportunity: AUS$137,000	Bonus Opportunity: $102,750	Bonus Opportunity: $205,500	Bonus Opportunity: $308,250

Anurag Gupta, President, Europe, Middle East and Africa	50% of Base Salary - $325,000	Bonus Opportunity: $130,000	Bonus Opportunity: $97,500	Bonus Opportunity: $195,000	Bonus Opportunity: $292,500

(1)	Each strategic milestone is equally weighted. Executives may earn 0%, 25%, 50%, 75% or 100% of the strategic targets based upon performance against established objectives.
(2)	All executives have 60% of their total cash bonus or equity opportunity tied to financial objectives. For regional executives, their financial opportunity is measured as follows: 60% (36% of total bonus or equity opportunity) based upon regional AICO and 40% (24% of total bonus or equity opportunity) based upon the Company’s overall AICO.

The Board approved, upon the recommendation of the Committee, the continued offering, as part of the overall compensation program, of the 2012 Program that is administered in accordance with the Plan. On February 10, 2012, the Company’s named executive officers were granted the following performance based RSUs. The grants made pursuant to the 2012 Program are subject to forfeiture, in whole or in part, if the Company does not achieve certain performance goals, as determined by the Committee, weighted as follows: (i) adjusted income from continuing operations (up to 60%) and (ii) strategic goals (up to 40%). If any or all of the performance goals are not achieved, then the corresponding percentage of the RSUs granted would be forfeited. Those RSUs no longer subject to forfeiture vest in three equal annual installments beginning with the first one-third vesting on the first anniversary of the grant, subject to, and in accordance with the Plan and the RSU agreements entered into between the Company and the grantee.

Name and Position	Target Equity Award (Up to % of Base Salary)	Number of RSUs
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	250%	246,269
J. Mark Howell, President, Americas	150%	98,507
Vincent Donargo, Executive Vice President, Chief Financial Officer and Treasurer	125%	62,189
R. Bruce Thomlinson(1), President Asia Pacific, Middle East and Africa	150%	108,373
Anurag Gupta, President Europe, Middle East and Africa	150%	97,015

(1)	Mr. Thomlinson’s equity target was converted by using an exchange rate of 1 AUS$=$.94 as of February 1, 2012.

The following outlines the equity opportunity that may be earned by executives based upon achievement of strategic and financial objectives associated with the 2012 Program

Executive Officer	Target Bonus Opportunity	Strategic Milestones(1)	From 75% to 99% of Operating Plan Goal: 50% of AICO Target Opportunity (2)	AICO from 100% to 124% of Operating Plan Goal: 100% of AICO Target Opportunity (2)	AICO of 125% of Operating Plan Goal: 150% of AICO Target Opportunity (2)
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	246,269	Equity Opportunity: 98,508	Equity Opportunity: 73,881	Equity Opportunity: 147,761	Equity Opportunity: 221,642

Vincent Donargo, Executive Vice President, Chief Financial Officer & Treasurer	62,189	Equity Opportunity: 24,876	Equity Opportunity: 18,657	Equity Opportunity: 37,313	Equity Opportunity: 55,970

J. Mark Howell, President, Americas	98,507	Equity Opportunity: 39,403	Equity Opportunity: 29,552	Equity Opportunity: 59,104	Equity Opportunity: 88,656

R. Bruce Thomlinson, President, Asia Pacific	108,373	Equity Opportunity: 43,349	Equity Opportunity: 32,512	Equity Opportunity: 65,024	Equity Opportunity: 97,536

Anurag Gupta, President, Europe, Middle East and Africa	97,015	Equity Opportunity: 38,806	Equity Opportunity: 29,105	Equity Opportunity: 58,209	Equity Opportunity: 87,314

(1)	Each strategic milestone is equally weighted. Executives may earn 0%, 25%, 50%, 75% or 100% of the strategic targets based upon performance against established objectives.
(2)	All executives have 60% of their total cash bonus or equity opportunity tied to financial objectives. For Regional executives, their financial opportunity is measured as follows: 60% (36% of total bonus or equity opportunity) based upon Regional AICO and 40% (24% of total bonus or equity opportunity) based upon the Company’s overall AICO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC. (Registrant)

By:	/s/ Vincent Donargo
Vincent Donargo
Executive Vice President, Chief Financial Officer and Treasurer

Date: February 16, 2012